(LOSS)/ EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2014
(LOSS)/ EARNINGS PER SHARE [Abstract]
Computation of Basic and Diluted (Loss)/ Earnings Per Share
	For the Years Ended December 31
	2012	2013	2014
	US$	US$	US$
Numerator:
Numerator for basic (loss)/earnings per share	9,430	(1,856)	(76,738)
Numerator for diluted (loss)/earnings per share	9,430	(1,856)	(76,738)
Denominator:
Weighted average number of common shares outstanding-basic	235,257,651	273,981,547	403,443,828
Dilutive effect of stock options and unvested restricted shares*	20,464,900	—	—
Weighted-average number of common shares outstanding, diluted	255,722,551	273,981,547	403,443,828
Basic net (loss)/earnings per Class A and Class B common share***	0.04	(0.01)	(0.19)
Diluted net (loss)/earnings per Class A and Class B common share***	0.04	(0.01)	(0.19)
Basic net (loss)/earnings per ADS**	0.20	(0.03)	(0.95)
Diluted net (loss)/earnings per ADS**	0.18	(0.03)	(0.95)

*
The potential dilutive securities that were not included in the calculation of dilutive net (loss)/earnings per share in those periods where their inclusion would be anti-dilutive include share options and restricted shares of nil, 31,829,884 and 27,694,086, respectively, for the years ended December 31, 2012, 2013 and 2014.

**
Each ADS represents five Class A common shares. The net (loss) / earnings per ADS for the years ended December 31, 2012, 2013 and 2014 were calculated using the same conversion ratio assuming the ADSs existed during these periods, any differences in the five-times ratio were due to rounding.

***
Since Class A common shares and Class B common shares share identical characteristics (Note 18), only one EPS is presented for both classes.

6,735,642 and 33,678,210 common shares resulting from the assumed conversions of 4% Convertible Senior Notes (Note 17) were excluded from the calculation of diluted net (loss)/earnings per share for the years ended December 31, 2013 and 2014, as their effect is anti-dilutive.